UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 0-20707
reported): July 31, 1997


                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                Delaware                              63-1098468
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                       COLONIAL REALTY LIMITED PARTNERSHIP


Item 5. Other Events


      Colonial Realty Limited Partnership (CRLP), a Delaware limited partnership, is the Operating Partnership of Colonial Properties Trust, an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP. CRLP owns and operates commercial real estate in the southeastern United States. CRLP has acquired one office property in Georgia and one multifamily apartment community in Mississippi (the Acquired Properties) since July 21, 1997 (the date of the last Form 8-K filed). The terms of the acquisitions of the Acquired Properties, which were determined as a result of arms length negotiations between the sellers of the properties and CRLP, are set forth in real estate sales contracts. The following is a summary of the material terms of the transactions.

Terms of Acquisition

The two Acquired Properties total 328 apartment units and 352,000 square feet of office space and were purchased at a combined purchase price of $66.5 million. The completed acquisitions increase CRLP's multifamily portfolio to 14,949 apartment units and increase CRLP's office portfolio to 1.9 million square feet. In association with the Acquired Properties, CRLP assumed existing mortgages totaling $42.7 million. The remainder of the purchase price of the Acquired Properties was financed through the issuance of limited partnership units and advances on CRLP's unsecured line of credit.

Description of Property

Mansell 400 Business Center--Atlanta, Georgia

On July 31, 1997, CRLP completed the first phase of a planned merger which will ultimately merge the assets of Johnson Development Company, LLC. The first phase included the six existing office buildings at the Mansell 400 Business Center in Atlanta, Georgia. These six buildings, which were built in 1987 and 1996, include 352,000 square feet of office space with an average occupancy of 99% at the time of acquisition. The total transaction, which was valued at $48.5 million, was funded through the issuance of 540,235 limited partnership units valued at $15.7 million, the assumption of debt totaling $31.7 million which bears interest at a weighted average rate of 8.42%, and an advance on CRLP's unsecured line of credit. In connection with this transaction, the seller, William M. Johnson, was elected as a director of Colonial Properties Holding Company, Inc., CRLP's general partner.

Mark Trace--Jackson, Mississippi

On August 29, 1997, CRLP acquired Mark Trace, a 328-unit apartment complex on approximately 26 acres of land in Jackson, Mississippi. The multifamily community was developed between 1995 and 1997, and was 98% leased at the time of acquisition. The purchase price of $17.6 million was financed through the assumption of debt totaling $11.0 million which bears interest at a weighted average rate of 8.09%, and an advance on CRLP's unsecured line of credit. The average unit size is 1,045 square feet with average unit market rent of $637 per month.

                       COLONIAL REALTY LIMITED PARTNERSHIP


Item 7.     Financial Statements and Exhibits

                                                                    Page

 (a)  Pro Forma Financial Information................................4

                       COLONIAL REALTY LIMITED PARTNERSHIP
                             PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by CRLP after June 30, 1997 including the purchase of the two Acquired Properties mentioned elsewhere herein, and two multifamily communities acquired in July 1997 as discussed in CRLP's Form 8-K filed July 21, 1997. In addition to these four acquisitions, the unaudited pro forma consolidated condensed balance sheet reflects two public offerings of debt in July and August 1997, and cash contributions received from a public offering of equity securities by Colonial Properties Trust in July 1997. The pro forma effects of these transactions are included in the unaudited pro forma consolidated condensed balance sheet assuming the transactions occurred as of June 30, 1997, and assuming CRLP used the proceeds of the debt and equity offerings to repay outstanding indebtedness (see notes to unaudited pro forma consolidated condensed balance sheet).

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of CRLP had the transactions been completed as of June 30, 1997, nor does it purport to represent the future financial position of CRLP. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in CRLP's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto, with CRLP's June 30, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto, and with CRLP's Form 8-K as filed with the Securities and Exchange Commission on July 21, 1997, including the financial statements therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                       Colonial Realty Limited Partnership
                 Pro Forma Consolidated Condensed Balance Sheet
                                 June 30, 1997
                                 (In Thousands)
                                   (Unaudited)



                                                   Colonial Realty                            Colonial Realty
                                                       Limited                Pro                 Limited
                                                     Partnership             Forma              Partnership
                                                     Historical           Adjustments            Pro Forma
                                                    ---------------------------------------------------------
                                                          (A)                  (B)
ASSETS
Land, buildings, & equipment, net                      $ 998,546             $ 89,800           $ 1,088,346
Undeveloped land and construction in progress             77,889                                     77,889
Cash and equivalents                                       2,931                                      2,931
Restricted cash                                            2,593                                      2,593
Accounts receivable, net                                   4,721                                      4,721
Prepaid expenses                                           2,551                                      2,551
Notes receivable                                             610                                        610
Deferred debt and lease costs                              6,696                  600                 7,296
Investments                                                5,132                                      5,132
Other assets                                               5,679                                      5,679
                                                   ---------------------------------------------------------
                                                     $ 1,107,348             $ 90,400           $ 1,197,748
                                                   =========================================================

LIABILITIES AND PARTNERS' CAPITAL
Notes and mortgages payable                            $ 619,622             $ 23,233             $ 642,855
Accounts payable                                          13,655                                     13,655
Accrued expenses                                          14,338                                     14,338
Tenant deposits                                            3,306                                      3,306
Unearned rent                                                956                                        956
                                                   ---------------------------------------------------------
      Total liabilities                                  651,877               23,233               675,110
                                                   ---------------------------------------------------------

Minority interest in consolidated operating property       3,254                                      3,254
                                                   ---------------------------------------------------------

Redeemable units, at redemption value                    250,561               67,167               317,728
                                                   ---------------------------------------------------------

Partners' capital, excluding redeemable units            201,656                                    201,656
                                                   ---------------------------------------------------------

                                                     $ 1,107,348             $ 90,400           $ 1,197,748
                                                   =========================================================


                       COLONIAL REALTY LIMITED PARTNERSHIP
                         NOTES TO PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                   (Unaudited)


(A) Reflects the historical financial position of CRLP as of June 30, 1997 as presented in CRLP's Form 10-Q as filed with the Securities and Exchange Commission on August 14, 1997.

(B) Includes the acquisition (subsequent to June 30, 1997) of the two Acquired Properties; Mansell 400 Business Center for a purchase price of $48.5 million, and Mark Trace for a purchase price of $17.6 million (both properties included as "Probable Acquisitions" in CRLP's Form 8-K filed on July 21, 1997). Also includes the acquisition of Timothy Woods for a purchase price of $12.8 million, and Oakleigh Apartments for a purchase price of $10.5 million (the effects of which were also included in CRLP's Form 8-K filed on July 21, 1997). These properties were also acquired subsequent to June 30, 1997. These property acquisitions were financed through the issuance of limited partnership units, advances on the Company's unsecured line of credit and the assumption of indebtedness on the two Acquired Properties.

    The pro forma adjustments also include the application of the proceeds from the two public debt offerings in July and August 1997 of $100 million, less offering costs of $.6 million, and the application of the net proceeds of $49.7 million from the public equity offering by Colonial Properties Trust in July 1997.

                       COLONIAL REALTY LIMITED PARTNERSHIP
                        PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS
                    For the Year Ended December 31, 1996 and
                       the Six Months Ended June 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by CRLP during 1997 which includes the purchase of the two Acquired Properties mentioned elsewhere herein. In addition to the Acquired Properties, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) CRLP's cash contributions received from Colonial Properties Trust's equity offerings completed in January 1996, January 1997, and July (ii) CRLP's debt offerings completed in July 1996, December 1996, January 1997, July 1997, and August 1997, and (iii) CRLP's acquisition of 10 properties during 1997 other than the two Acquired Properties. The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1996 and assuming CRLP used the proceeds of the equity and debt offerings to repay outstanding indebtedness (see notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1996, nor do they purport to represent the future results of the operations of CRLP. CRLP is not aware of any material factors relating to the Acquired Properties, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the combined historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in CRLP's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto, with CRLP's June 30, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto, and with CRLP's Form 8-K as filed with the Securities and Exchange Commission on July 21, 1997, including the financial statements therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                       Colonial Realty Limited Partnership
            Pro Forma Consolidated Condensed Statements of Operations
                      For the year ended December 31, 1996
                      (In Thousands, Except Per Unit Data)
                                   (Unaudited)



                                                                     For the year ended December 31, 1996
                                                        ---------------------------------------------------
                                                        Colonial Realty                        Colonial Realty
                                                        Limited                   Pro             Limited
                                                        Partnership              Forma          Partnership
                                                        Historical            Adjustments         Pro Forma
                                                        -------------------------------------------------
                                                                 (A)              (B)
 Revenues:
       Rent                                                  $ 130,370         $ 20,946        $ 151,316
       Other                                                     4,511               45            4,556
                                                        -------------------------------------------------
            Total revenue                                      134,881           20,991          155,872
                                                        -------------------------------------------------

 Property operating expenses:
       General operating expenses                                9,530            2,761           12,291
       Salaries and benefits                                     8,606              484            9,090
       Repairs and maintenance                                  13,073            1,182           14,255
       Taxes, licenses and insurance                            11,538            1,410           12,948
 General and administrative                                      4,071              358            4,429
 Depreciation                                                   22,025            3,917           25,942
 Amortization                                                    1,509               58            1,567
                                                        -------------------------------------------------
            Total operating expenses                            70,352           10,170           80,522
                                                        -------------------------------------------------
            Income from operations                              64,529           10,821           75,350
                                                        -------------------------------------------------

 Other income (expense):
       Interest expense                                        (24,584)          (1,630)         (26,214)
       Income from partnerships                                    635              (36)             599
       Gains (losses) from sale of property                        469               -0-             469
       Minority interest in consolidated operating property         -0-              15               15
                                                        -------------------------------------------------
            Total other expense                                (23,480)          (1,651)         (25,131)
                                                        -------------------------------------------------

       Income before extraordinary items                        41,049            9,170           50,219
 Extraordinary loss from debt extinguishment                      (511)              -0-            (511)
                                                        -------------------------------------------------

       Net income                                             $ 40,538          $ 9,170         $ 49,708
                                                        =================================================

 Net income per unit                                            $ 1.58                            $ 1.68
                                                        ===============                 =================

 Units outstanding                                              25,703                            29,503
                                                        ===============                 =================


                       Colonial Realty Limited Partnership
            Pro Forma Consolidated Condensed Statements of Operations
                     For the six months ended June 30, 1997
                      (In Thousands, Except Per Unit Data)
                                   (Unaudited)



                                                                           For the six months ended June 30, 1997
                                                              ------------------------------------------------------------
                                                               Colonial Realty                            Colonial Realty
                                                              Limited                      Pro                Limited
                                                              Partnership                 Forma             Partnership
                                                              Historical               Adjustments          Pro Forma
                                                              -------------------------------------------------------
                                                                        (A)               (B)
 Revenues:
       Rent                                                          $ 78,960           $ 8,915             $ 87,875
       Other                                                            3,033                60                3,093
                                                              -------------------------------------------------------
            Total revenue                                              81,993             8,975               90,968
                                                              -------------------------------------------------------

 Property operating expenses:
       General operating expenses                                       5,617             1,249                6,866
       Salaries and benefits                                            4,687               248                4,935
       Repairs and maintenance                                          8,024               519                8,543
       Taxes, licenses and insurance                                    7,434               647                8,081
 General and administrative                                             2,764               159                2,923
 Depreciation                                                          14,054             1,717               15,771
 Amortization                                                             725                17                  742
                                                              -------------------------------------------------------
            Total operating expenses                                   43,305             4,556               47,861
                                                              -------------------------------------------------------
             Income from operations                                     38,688             4,419               43,107
                                                              -------------------------------------------------------

 Other income (expense):
       Interest expense                                               (17,862)           (1,347)             (19,209)
       Income from partnerships                                           360               (13)                 347
       Gains (losses) from sale of property                                (1)               -0-                  (1)
       Minority interest in consolidated operating property              (114)               -0-                (114)
                                                              -------------------------------------------------------
            Total other expense                                       (17,617)           (1,360)             (18,977)
                                                              -------------------------------------------------------

       Income before extraordinary items                               21,071             3,059               24,130
 Extraordinary loss from debt extinguishment                             (481)               76                 (405)
                                                              -------------------------------------------------------

       Net income                                                    $ 20,590           $ 3,135             $ 23,725
                                                              =======================================================

 Net income per unit                                                   $ 0.75                                 $ 0.80
                                                              ================                  =====================

 Units outstanding                                                     27,420                                 29,503
                                                              ================                  =====================

                       COLONIAL REALTY LIMITED PARTNERSHIP
                         NOTES TO PRO FORMA CONSOLIDATED
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(A) Reflects CRLP's historical results of operations for the year ended December 31, 1996, as presented in CRLP's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and CRLP's historical results of operations for the six months ended June 30, 1997 as presented in CRLP's June 30, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

(B) Reflects the operating results of the 12 properties acquired during 1997 (including the two Acquired Properties mentioned elsewhere herein), less the operations of the three properties exchanged in connection with two of the acquisitions during 1997 (as discussed in CRLP's Form 8-K filed July 21,
    1997). The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which CRLP did not own the properties. This column also reflects the net effect of the application of the equity and debt offering proceeds to repay portions of the revolving debt incurred in the acquisition of properties and certain mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

    The pro forma statements of operations include certain adjustments made to the historical financial results of the Acquired Properties as presented in the following table.

                                          For the
                                        Year Ended
                                      December 31, 1996
                                       (in thousands)
                                        ------------
       Excess of revenues over direct
         operating expenses (1)
         Mansell 400 Business Center       $  3,027
         Mark Trace                           1,678
         Other properties                    10,091
                                        ------------
                                             14,796
       Less:
         Depreciation and
          amortization of property(2)         3,975
         Interest on acquisition
          financing, net of savings from
          debt and equity offerings(3)        1,630
         Other adjustments                       21
                                        ------------

       Pro forma income                    $  9,170
                                        ============


    (1) The excess of revenues over direct operating expenses is based upon historical operations for the properties acquired during 1997 for the year ended December 31, 1996.

    (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

    (3) Includes interest expense incurred from sources of funds used to finance the acquisition of the Acquired Properties including advances on CRLP's unsecured line of credit, net of the effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL REALTY LIMITED PARTNERSHIP,
                                      a Delaware limited partnership

                                    By:Colonial Properties Holding Company, Inc.
                                         its general partner



Date:  September 17, 1997           /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)